REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Jun. 30, 2019
REVENUE FROM CONTRACTS WITH CUSTOMERS
REVENUE FROM CONTRACTS WITH CUSTOMERS

NOTE 6 - REVENUE FROM CONTRACTS WITH CUSTOMERS

Remaining Unsatisfied Performance Obligations (“RUPO”)

As of June 30, 2019, the Company’s backlog relating to unsatisfied (or partially unsatisfied) performance obligations in contracts with its customers was $594.2 million. The Company expects to recognize the majority of its remaining performance obligations as revenue within the next three years.

Disaggregation of revenues

The Company assesses revenues based upon the nature or type of goods or services it provides and the geographic location of the related businesses. The geographic locations are consistent with the reportable segments. For more information on the reportable segments, see Note 24, “Segment Reporting”. The following table present disaggregated revenue information:

	Year ended June 30, 2019
	PRC	Non-PRC	Total
Integrated solutions contracts revenue	$337,842	129,529	467,371
Product sales	31,410	1,692	33,102
Maintenance service contracts	67,337	288	67,625
Extended warranty service revenue	2,243	—	2,243
Total	$438,832	131,509	570,341

Contract assets and contract liabilities

Contract assets include amounts that represent the rights to receive payment for goods or services that have been transferred to the customer, with the rights conditional upon something other than the passage of time. Accordingly, the Company include the following in the contract assets: (i) unbilled amounts resulting from revenue recognized exceeding amounts billed to customers for integrated solutions contracts and maintenance service contracts using the cost-to-cost method, which are included in the consolidated balance sheets as “costs and estimated earnings in excess of billing”; and (ii) accounts receivable retention amounts which were held by customers from Concord and Bond Groups upon the issuance of the final completion certificate and completion of the defects liability period.

Contract liabilities are include the amounts that reflect obligations to provide goods or services for which payment has been received. Contract liabilities are presented in the consolidated balance sheets as deferred revenue.

These contract assets and liabilities are calculated on a contract-by-contract basis and reported on a net basis at the end of reporting period. The Company recognized revenue of $64,162 for the year ended June 30, 2019, which was previously deferred and included in the contract liability at the beginning of the year. This revenue was driven primarily by performance obligations satisfied.

Contract assets and contract liabilities are summarized below:

	June 30, 2019	July 1, 2018
Contract assets, current	$203,423	184,534
Contract assets, non-current	6,390	12,971
Contract liabilities	141,385	114,896

The increase in contract assets was primarily due to new contracts and timing of revenue recognized relative to its billings. The increase in contract liabilities was primarily due to an increase in the receipt of advance payments and the timing of contractual milestones. No other factors materially impacted the change in the contract liabilities balance.